Exhibit 10.2

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$1,500,000.00	09-13-2005	09-13-2009	7000031215	5900		239

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any items above containing “***” has been omitted due to text length limitations.

Borrower:NATURALSHRIMP HOLDINGS, INC 2068 N VALLEY MILLS DR WACO, TX 76110				Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Principal Amount: $1,500,000.00	Initial Rate: 5.466%	Date of Note: September 13, 2005

PROMISE TO PAY.  NATURALSHRIMP HOLDINGS, INC (“Borrower”) promises to pay to AMARILLO NATIONAL BANK (“Lender”), or order, in lawful money of the United states of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first.  The interest rate will not increase above 18.000%.

PAYMENT.  Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in accordance with the following payment schedule:  12 monthly consecutive interest payments, beginning October 13, 2006, with interest calculated on the unpaid principal balances at an interest rate of 5.466% per annum; 35 monthly consecutive principal and interest payments in the initial amount of $17,672.67 each, beginning October 13, 2006, with interest calculated on the unpaid principal balances at an interest rate based on the Libor Rate as published in the Wall St Journal (currently 3.716%), plus a margin of 1.750 percentage points, resulting In an initial interest rate of 5.468%; and one principal and Interest payment of $1,096,050.99 on September 13, 2009, with Interest calculated on the unpaid principal balances at an interest rate based on the Libor Rate as published in the Wall St Journal (currently 3.716%), plus a margin of 1.750 percentage points, resulting in an initial interest rate of 5.466%.  That estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and moaned Interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any nonfood unpaid interest: titan to principal; and than to any unpaid collection costs. The annual Interest rate for this Note is computed on a 366/360 basis; that is, by applying the retie of the annual interest rate over a year of 380 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless ouch calculation would result In a usurious rate, In which case Interest shall be calculated on a per diem basis of a you of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender’s address shown above or at such other place err Lender may designate In writing. Notwithstanding any other provision of this Note, Lender will not charge interest on any undisbursed loan proceeds. No scheduled payment, whether of principal or interest or both, will be due unless sufficient loan funds hays been disbursed by the scheduled payment date to justify the payment.

VARIABLE INTEREST RATE. The interest rate on this Nate is subject to change from time to time based on changes in an index which is the Libor note as published in the Wall St Journal (the -Index”). Lender will tell Borrower the current Index rate upon Borrower’s request. The interest ram change will not occur more often then each Monthly Borrower understands that Lender may make loans based on other rates as well. The index currently is 3.716% per annum. The Interest rate or rates to be applied to the unpaid principal balance of this Note will be the rata or rites set forth herein In tits “Payment’ section. Notwithstanding any other provision of this Note, after the first payment stream, the Interest rate for each subsequent payment stream will he effective as of the last payment date of the Just-ending payment stream. Notwithstanding the foregoing. the variable interest fate or rates provided for In this Nate will be subject to the following maximum rate. NOTICE; Under no circumstances will the interest rate on this Note be more than (except for any higher default rate or Poet Maturity Rate shown below) the Weser of 18.000% per annum or the maximum rate allowed by applicable law. For purposes of this Note, the ‘maximum rate allowed by applicable law- means the greeter of (A) the maximum rate of Interest permitted under federal or other law applicable to the Indebtedness evidenced by this Note. or 181 the “Weekly Calling’ as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. Whenever increases occur in the interest rate, Lender. at its option, may do one or more of the following: (A) Increase Borrower’s payments to ensure Borrower’s loan will pay off by Its original final maturity date, (8) Increase Borrower’s payments to cover accruing interest, IC) Increase the number of Borrower’s payments, and ID) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

PREPAYMENT. Borrower nay pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment In full shall consist of payment of the remaining unpaid principal balance together with ell accrued and unpaid interest and all other amounts, coats and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, end in no event will Borrower ever be required to pay arty unearned Interest. Early payments will not. unless agreed to by Lender In writing, relieve Borrower of Borrower’s obligation to continue to mete payments under the payment schedule. Rather, early payments will reduce the principal balance due end may result in Borrower’s making fewer payments, Borrower agrees not to send Lender payments marked ‘paid in full’, ‘without recourse`, or similar language. If Borrower mends such a payment. Lander may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment Instrument that indicates that the payment constitutes ‘payment In full’ of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: AMARILLO NATIONAL BANK, PO BOX 1 AMARILLO. TX 79106.

POST MATURITY RATE. The Post Maturity Rate on this Note Is the leaser of the maximum rate allowed by law or 18.000% per annum. Borrower will pay Interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute en event of default (“Event of Default”) under this Note: Payment Default. Borrower falls to make any payment when due under this Note.

Other Defaults. Borrower falls to comply with or to perform any other term, obligation, covenant or condition contained in this Note or In any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower,

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents 19 false or misleading in any materiel respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the Insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure Cr forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This Includes a garnishment of any of Borrower’s accounts, Including deposit accounts, with Lender. However, that Event of Default shall not apply If there Is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lander written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In art amount determined by Lender, in its sole discretion, as being an adequate resort/0 or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note, In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change In ownership of twenty-five percent 125%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender In good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable, It may be cured If Borrower, after receiving written notice from Lender demanding out of such default; (11 cures she default within ten (10) days; or (2) if the cure requires more than tan 1101 days. Immediately initiates steps which Lender deems In Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire Indebtedness, Including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, coals and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately duo, without nonce, end than Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire an attorney to help collect this Note it Borrower does not pay, and Borrower will pay Lender’s reasonable attorneys fees. Borrower also will pay Lender all other amounts Lender actually Mount as court coots, lawful fees for filing, recording. releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing. preparing for sale, and selling any security; and fees for noting a lion on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or Identifiable charges received in commotion with the sale of authorized insurance.

JURY WAIVER. Lander and Borrower hereby waive the right to stay jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to Its conflicts of law provisions, This Note has been accepted by Lander in the State of Texas.

CHOICE OF VENUE. If there Is a lawsuit, and if the transaction evidenced by this Note occurred in Potter County, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Potter County, State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of 625.00 If any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable leer, Lander reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This Includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not Include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes lender. to the extent permitted by applicable low, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and. at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by a Security Agreement by and among NaturalShrimp Corporation, NaturalShrimp San Antonio, L.P., Nigh Plains Christian Ministries Foundation and Amarillo National Bank dated as of the data hereof.

LINE OF CREDIT. This Note evidence, a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the Instructions of an authorized person or (B) credited to any at Borrower’s accounts with Lander. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, Including daily computer print-outs.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

Amarillo National Bank complies with Section 326 of the USA Patriot Act. Federal law requires all financial institutions to obtain, verify and record information that Identifies each person who opens an account such as name, address, date of birth and taxpayer identification. We may ask to see your drivers license or other Identifying documents.

REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS. Borrower acknowledges that Borrower Is relying solely on his own investigation and duo diligence and not on any advice, act, statement, or omission of any advice, act or statement of Lender whatsoever, regarding the risk, nature, character, condition, or quality of any property purchased or Investment made with the proceeds of this Note.

REPRESENTATIONS AND PROMISES WITH RESPECT TO BORROWER. I represent and promise to Lender that my correct legal name and address Is: NaturalShrimp Holdings, Inc.; 2068 N. Valley Mills Dr.; Waco, TX 76110.

SPECIAL PROVISIONS. Borrower authorizes Lender to release and provide from time to time to High Plains Christian Ministries Foundation or Its designee, any end all information, documents, tax returns, and other materials in Lender’s possession or knowledge, pertaining to Borrower (or any of it’s subsidiaries), the note, or the loan to Borrower evidenced hereby.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender end Its successors and assigns.

GENERAL PROVISIONS. If any part of this Nuts cannot be enforced, this fact will not effect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take. reserve CS melee (collectively referred to herein as "charge or collect"), any amount In the nature of interest or in the nature of o lee for this loan, which would In any way or event )Including demand. prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess Interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid In full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any Interest which has not otherwise accrued on the data of such acceleration, and Lender does not Intend to charge or collect any unearned Murrain in the event of acceleration, All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall. to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Nate until payment In full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of Its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, nation of Intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change In the terms of this Note. and unless otherwise expressly stated in writing, no party who alone this Note. whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend Repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or Impair, tee to realize upon or perfect Lender’s security Interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification Is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER: NATURALSHRIMP HOLDINGS, INC By: BILL WILLIAMS, CEO of NATURALSHRIMP HOLDINGS, INC	By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

EXHIBIT B-2

Change in Terms Agreement (with Modified Note)

(see attached)

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$2,000,000.00	12-16-2005	09-13-2009	7000031215	5900		239

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any items above containing “***” has been omitted due to text length limitations.

Borrower:NATURALSHRIMP HOLDINGS, INC 2068 N VALLEY MILLS DR WACO, TX 76110				Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Principal Amount: $2,000,000.00	Initial Rate: 5.350%	Date of Note: December 18, 2005

DESCRIPTION OF EXISTING INDEBTEDNESS.  Advancing promissory note in the name of NaturalShrimp Holdings, Inc. in the principal amount of $1,500,000.00 dated September 13, 2005 and maturing on September 13, 2007.

DESCRIPTION OF COLLATERAL.  A Commercial Security Agreement and Financing Statement from NaturalShrimp Holdings, Inc. to Amarillo National Bank dated September 13, 2005.

DESCRIPTION OF CHANGE IN TERMS.  The principal amount of the Note of $1,500,000.00 is being increased to $2,000,000.00 and the maturity date of September 13, 2007 is being extended until September 13, 2008.

PROMISE TO PAY.  NATURALSHRIMP HOLDINGS, INC (“Borrower”) promises to pay to AMARILLO NATIONAL BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Million & 00/100 Dollars (62,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of such advances.  Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first.

PAYMENT.  Borrower will pay this loan in one payment of an outstanding principal plus all accrued unpaid interest on September 12, 2008.  In addition, Borrower will pay regular monthly payments of all _______ unpaid interest that as of each payment date, beginning January 15, 2007, with all subsequent payments to be due on the same day of each month after that.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interests; then o principal; and then to any unpaid collection cost.  Interest on this lease is computed on a 365/360 simple interest basis; therein; by applying the _______ of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a _______ rate.  In which case interest shall be calculated on a per diam basis of a year of 365 or 366 days, as the case may be.  Borrower will pay Lender at Lender’s address shown above or at such other place as lender may designate in writing.  Notwithstanding any other provision of this Agreement, Lender will not charge interest on any undisbursed loan proceeds.  No scheduled payment, whether of principal or interest or both, will be due unless sufficient loan fund have been disbursed by the scheduled payment date to justify the payment.

VARIABLE INTEREST RATE.  The interest rate on the loan is subject to change from time to time based on changes in an index which is the Libor Rate as published in the Wall St Journal (the “index”).  Lender will tell Borrower the current Index Rate upon Borrowers request.  The Interest rate change will not occur more often than each month.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 5.350% per annum.  The interest rate to be applied prior to maturity to the unpaid principal balance during this loan will be at a rate equal to the index, resulting in an initial rate of 6.350% per annum.  NOTICE:  Under no circumstances will the interest rate on the loan be more than (except for any higher default rate or Post Maturity Rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law.  For purpose of this Agreement, the “maximum rate allowed by applicable law” means the greater of (A) the maximum rate of interest permitted under federal or other law or other law applicable to the Indebtedness evidenced by the Agreement, or (B) the “Weekly Calling” as referred to in Section 303.002 and 303.003 of the Taxes Finance Code.

PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Agreement or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay nay unearned interest.  Early payments will not, unless agreed to by lender in writing, relieve Borrower or Borrower’s obligations to continue to make payments of accrued unpaid interest.  Rather, early payments will reduce the principal balance due.  Borrower agrees to not to send Lender payments marked “paid in full”, “without recourse”, or similar language.  If Borrower sends such payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any first amount owed to Lender.  All written communication concerning disputed amounts including any check or other payment instrument that indicates that this payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a dispute amount must be mailed or delivered to AMARILLO NATIONAL BANK, PO BOX 1 AMARILLO, TX 79105.

POST MATURITY RATE.  The Post Maturity Rate on this loan is the laser of (A) the maximum rate allowed by law or (B) 18.000% per annum.  Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the indebtedness.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.  Any warranty, representation, or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or Misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The disruption or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the communication of any proceeding under any bankruptcy or insolvency _______ by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or nay other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness.  This includes a garnishment of nay of Borrower’s account, including deposit accounts, with Lender.  However, this event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of this claim which is the basis of the creditor or forfeitures proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender _______ or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond of the dispute.

Events Affecting _______.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness evidence by this Note.  In the event of a death, Lender, at its option may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, ours any Event of Default.

Change in Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common _______ of Borrower.

Adverse Change.  A mortal advance change occurs in Borrower’s financial condition, or Lender believes the prosper of payment or performance of the indebtedness is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default to payment is curable, it may be cured if Borrower, after receiving written notice form Lender demanding cure of such default:  (1) cure the default within ten (10) days or (2) if the cure requires more than ten (10) days, immediately _______ which Lender’s deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and competed as reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.  Upon default, Lender may declare the entire Indebtedness, including the unpaid principal balance under this Agreement, at accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Agreement or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire an attorney to help collect this Agreement if Borrower does not pay, and Borrower will pay Lender’s Reasonable attorneys’ fees.  Borrower also will pay Lender all other amounts Lender actually incur as court costs, lawful fees for filling, recording, relapsing o any public office any instrument security and fees for nothing a lien on or transferring a certificate of title of any motor vehicle offered as security for this Agreement, or premium or identifiable charges received in connection with the sale of authorized insurance.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trail in any action, proceedings, or counterclaim brought by either lender or Borrower against than other.

GOVERNING LAW.  This Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, that laws of the state of Texas without regard to its conflicts of law provisions.  This Agreement has been accepted by lender in the State of Texas.

CHOICE OF VENUE.  If there is a lawsuit, and in the transaction evidenced by this Agreement occurred in Potter County, Borrower agrees upon Lender request to submit to this jurisdiction of the courts of Potter County, State of Texas.

DISHONORED CHECK CHANGE.  Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan be dishonored.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff by all Borrower’s accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower authorizes lender, to the account permitted by applicable law, to change or setoff all sums owing on the indebtedness against any and all such accounts, and at Lender’s option, to administratively freeze all such accounts to allow Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL.  Borrower acknowledges this Agreement is secured by a Security Agreement by and among NaturalShrimp Corporation, NaturalShrimp Sab Antonio, L.PO., High Plains Christian Ministries Foundation and Amarillo National Bank dated as of the date hereof.

LINE OF CREDIT.  This Agreement evidence a straight line of credit.  Once the total amount of principal has been advanced, Borrower is not entitled to further loan advance.  Advances under this Agreement, as well as directions for payment from borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person.  Lender may, but need not, require that all oral requests be confirmed in writing.  Borrower agrees to be liable for all events below:  (A) advanced in accordance with the instructions of an authorized person or _______ credited to any Borrower’s accounts with Lender’s Interest records.  Including daily computer print outs.  Lender will have no obligation to advance funder under this Agreement if:  (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or nay guarantor has with Lender.  Including nay agreement made in connection with the signing of this Agreement:  (B) Borrower or any guarantor _______ doing business or to insolvent:  (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender:  (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender:  or (E) Lender in good faith believes herself insecure

CONTINUING VALIDITY.  Except as expressly changed by this agreement, the forms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future changes in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as noble parties all makers and endorser of the original obligation(s), including accommodation parties, unless a party is expressly release by lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, ten all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will be related by it.  This waiver applied not only to any initial exceptions, modifications or _______, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this agreement shall be binding upon and inure to the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower form the obligations of this Agreement or liability under the indebtedness.

MISCELLANEOUS PROVISIONS.  If any part of this Agreement cannot be endorsed this fact will not affect the rest of this Agreement.  Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, change, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of Interest or in the nature of a few for this loan, which would in any way or event (including demand, prepayment, or acceleration) _______ Lender to change or collect more for this loan then the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable).  Any such _______ interest or unauthorized fee shall, included of anything stated to the contrary, be supplies first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower.  The right to accelerate maturity of sums due under this Agreement does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any _______ interest in the event of acceleration.  All sums paid or agreed to be paid to Lender for the use, forbearance or _______ of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and _______ throughout the full term of the loan evidenced by this Agreement until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury _______.  Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them.  Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Agreement, and notice of acceleration of the maturity of this Agreement.  Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or _______, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or _______, fail to realize upon or perfect Lender’s security interest in this collateral without the consent of or notice to anyone.  As such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THIS AGREEMENT.

BORROWER: NATURALSHRIMP HOLDINGS, INC By: BILL WILLIAM, CEO OF NATURALSHRIMP HOLDINGS, INC	By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$2,000,000.00	09-13-2008	09-15-2009	7000031215	5900		239

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any items above containing “***” has been omitted due to text length limitations.

Borrower:NATURALSHRIMP HOLDINGS, INC 2068 N VALLEY MILLS DR WACO, TX 76110				Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Principal Amount: $2,000,000.00	Initial Rate: 4.236%	Date of Note: September 13, 2008

PROMISE TO PAY. NATURALSHRIMP HOLDINGS, INC (“Borrower")  promises to pay to AMARILLO NATIONAL BANK Mender-I, or &der, in lawful money of the United States of America, the principal amount of Two Million 6 001100 Dollars ($2,000,000,00), together with Interpol on the unpaid principal balance from September 13, 2008, until maturity,

PAYMENT. Borrower will pay this ben In one principal payment of 02,000,000,00 plus interest on September 16, 2009. This payment due on September 15, 2009, will be for all principal and all accrued Interest not yet paid. In addition. Borrower will pay regular monthly payments of all accrued unpaid  interest due as ofpayment data, beginning October 16, 2008, with all subsequent Interest pownente to be due on the some day of each month otter that. Veers, othermee agreed or required by epplitabla law, paymerits wle be applied first to any tworued unpaid Interest; than to principal; and then to any unpaid collection mete. The eenual interest eau for this Not. Is computed on a 365/360 balls; that Is, by applying the ratio of the annual Interest rate over a yet of 360 (Imre, multiplied by the outstanding principal balance, muitiplied by the rearrei number of dart the pri,eipal balance Is Ix/Wending, unless such eakulation would result In a usuriourx ram In which ease interest shall be calculated on a per diem basis of a y1111/ of 365 or 366 days. as the ease may be, Borrower well pay Lender et Lender’. eddrese ‘hewn above of at such other plec• na Lender may designate in writing.

VARIABLE INTEREST RATE, The Interest rate on title Note Is subject to change from time to time based on changes In en index which Is the Libor Rate es published in the Will St Journet the “Index”), Lender will tell Borrower the currant Index rate upon Borrower’s racoon. The Interest rate change will not occur more often then each Month . Borrower underetende that Lander may make loans based on other rates en wall. The Index currently la 2.486% par annum. The interest rate to be applied prior to maturity to the unpaid principal balance during this Note will be at a rata of 1,750 pereentage points over the Index, resulting In an Initial rate of 4.236% per annum. NOTICE: Under no circumstances will the interest rate on Oki Note be more than (except for any higher default rate or Post Maturity Rate shown below) the leerier of 18,000% Per annum or the maximum rate allowed by sepessble low. For purposes of tide Note, the “maximum rate allowed by applicable low’ means the greater of (Al the maximum rate of interest permitted under federal or other low applicable to the Indebtedness evidenced by title Note, er IBI the ‘Weekly Calling’ as referred to In Section’ 303.002 arid 303,003 of the Texas Finance Code.

PREPAYMENT. Borrower men pey without penalty all or a portion of the amount owed earlier then It Is duo. Prepownent In lull “hell coexist of payment of Ma remaining unpaid principal balance together with all accrued end unotild interest and all other arnounts, costs and expenses for which Borrower is responsible tinder this Note or any ether agreement with Lender pertaining to title loan, and in no event will Borrower ever be required to pay any unearned interim, Eery peymente will not, unless leveed to by Lender In wilting, relieve Borrower of Borrower’s obligation to continue to make payments under the payment aehedule. Rather, °oily pimiento will reduce ten principal balance due. 1301f0Wal swam not to send Lender paymente Marked “paid In fur, ‘without recourse”, or similar language. If Borrower eon& ouch a payment, Lander may accept it without being env of tender’s rights under this Note. and Borrower will Ferman obligated to pay any further amount owed to tender. All written communioetions ooneernIng disputed amounts, Including any Cheek or other payment instrument then indicates that the payment constitute, “payment In full” of the amount owed or that la tendered with other conditions or limitations or as full eatiefootIon of e disputed amount must be mailed or delivered to; AMARILLO NATIONAL BANK, PO BOX 1 AMARILLO, TX 79106.

POST MATURITY RATE. The Post Maturity Rate on this Note is the Newer of (A) the maximum rats allowed by law or 1131 10.000% per annum. Borrower will pay Interest on ell sums due after final maturity, whether by acceleration or otherwise, at that rate,

DEFAULT. Each of the following shall constitute an avant of delaurt (“Event of Default”) under Lille Nom

Payment Default, Borrower fella to mike any payment when duo under this Note.

Other Defaults. Borrower falls to comply with or to perform any other term, obligation, covenent or condition contained In title Note or in any of the related document. Or to comply with or to perform any term, obligation, covenant or condition contained In any other agreement between Lender and Borrower.

Fele, Statements. Any warranty, representation or statement made or tumiehed to Lender by Borrower or on Borrower’s behalf under this Note or the related documents le fain or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dletelellon or termination of Borrower’s existence al a going businese, the insolvency of Borrower, the appointment of a receiver for any part of gtorrewer’e property, any assignment for the benefit of oreditore, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor Or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by ludlolel proceeding, self-help, reposomion or any ether method, by any creditor of Borrower or by any eueerrirrionral seamy against any collateral securing the bon. Title include., a garniehment of any of Borrower’s accounts, Including deposit Mount’, with Lender. However, this Event of Outsell else!l not apply If there le o good feith dispute by Borrower at to the validity or remonableness of the claim which Is the basis of the creditor or forfeiture proceeding and It Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In en amount determined by Lender, In its vale discretion, as being an adequate reserve cr bond for the dispute,

Events Affecting Guarantor. Any of the preceding evente occur. with ieapect to any Guarantor of any of the Indebtedness or anV Guarantor diet or become; Incompetent, or revokes or disputes the validity of, or liability under, any guorenty of the Indebtedness evidenced by this Note;

Change In Ownership. Any change in ownership of twenftefive percent 125%) or more of the common stock of Borrower.

Adverse Chen.. A material adverse change occurs In Borrower’s financial condition, or Lender believes the prospect or payment or performance of this Note le Impaired,

Insecurity, Lender in good faith believes itself Insecure,

Cure Provisions. If any default, other then a default In payment is curable, It may be cured if Borrower, after receiving written notice from Lender demanding cure of ouch default; (1) auras the default within ten (101 deye; or 121 If the cure requIree more then ton 1101 days, immediately initieteo awe which Lender deems in Lender’s twee discretion to be sufficient to cure the default and thereafter continues and completes all reasonable end necessary steps sulficient to produce compliance as soon as reallOnebly practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire Indebtedness, Including theunpaid principal balance under title NON, all accrued unpaid Interest, and all other ‘mounts, costs and expensee for which Bono neitee under this Note or any other agreement with Lender pertaining to this loan, Immediately due, without notice, and than Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES, Lender may hire an attorney to help twilit= this Note if Borrower does not pay, and Borrower will pay Lander’a reasonable attorneys’ fees, Borrower also will pay Lender all other amounts Lander actually Moire as court costs, lawful teas for filing, recording, releasing to any public Oka any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and Selling any 110OUrity; and fees for noting a lien on or cranefersing a certificate of title to any motor vehicle offered es security for this Note, or Wembley’ or identifiable charges received In connection with the sale of authorized insurance.

JURY WAIVER, Lender end Borrower hereby wily, the right to any Jury trial in any action, proceeding, or counteroielm brought by either Lender or Borrower against the other.

GOVERNING LAW, Title Note wit be governed by federal Lew applicable to Lender end, to the extent not preempted by federal law, the laws of the SUM of Texas without regard to Its conflict* of law provielonu, This Noto has been accepted by Lender In the State of Terme,

CHOICE OF VENUE. If there is a laweult, and If the tranettodon evidenced by this Note occurred In Potter County, Borrower agrees upon Lender’s request to submit to the Jurisdiction of the courts of Potter County, Slate of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee or 125.00 It any oheok given by Borrower to Lender as e payment On this loan Is dishonored.

RIGHT OF SETOFF. To the extant permitted by appecowe law, Lender reserves a rght of Setoff In all Borrower’s eacotinte with Lender (whether Checking. savings, or ounce other accountl, This includes all accounts Borrower thcidp with someone else end aft accounts Borrower may open in the future. However, this duce trot Include any PA or Keogh accounts, ur any trust accounts for which setoff would be prohibitod by law. Borrower authorhee Lender. to the 0Xtent permitted by applieable law, to charge or setoff an rums Owing on the Indebtedness against env and all such accounts, and, et Lender’s option, to administratively freest) oil such Accounts to allow Lender tu protect Lender’s charge end setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledge, this Note la secured by a Security Agreement by and among NeturaiShrImp Corporation, NetureiShrimp San Antonio, L.P., High Plales Christen Ministries Foundation to Amarillo National Bank doted September 13, 2005

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

Amarillo National Bank complies with Section 326 of the USA Patriot Act. Federal low requires all financial institutinns to obtain, verify and record information that identifies each person who opens an account such as mono, addross. data of birth and taxpayer identification. VVo may ask to eve your drivers Oconee or other Identifying documents.

REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS. Borrower acknowledges that Borrower is relying solely on his awn investigation and due diligence end not on any advice, act, statement, or omission of any advice, eat or otit.mitni of Lender whatsoever, regarding the risk, nature, character, condition, or quality of env property purchased or investment made with the proceed. of this Note.

REPRESENTATIONS AND PROMISES vvrTri RESPECT TO BORROWER. I represent and promise to Lender that my oorrect legal name end eddrees let NeturslShrimp Holdings, Ina.; 2058 N. Volley Male Dr.; Waco, TX 76110.

SPECIAL PROVISIONS. Borrower euthorizee Lender to release and provide from time to time to High Plains Christian Minietnee Foundation or to designee, any and ell Information, documents, tax returns, and other materiels in Lender’s possession or knowledge, pertaining to BorrOwer for any of it’y Cubaldlarleal, the note, or the loan to Borrower evidenced hereby.

RENEWAL AND EXTENSION, This NON le given In renewal and extension end not In novation of the following described indebtedness: The Promissory Note in the name of NaturalShrImp Holdings, Ino. to Amarillo National Bank dated September 13, 2005.

SUCCESSOR INTERESTS. The terms of this Note shell be binding upon Borrower, and upon Borrower’s helm personal repreeentativee, successors and fissions, and shall Inure to the benefit Of Lender and its successors and assign’.

GENERAL PROVISIONS. It any pert of this Note cannot be enforced, tot” gun will not affect the Cost of the Nolo. Borrower does not apron or Intend to pay, end Lender dots not agree or Intend to contract rot, charge, collect, take, reserve or receive (collectively relerred to hereto so ‘charge or collect”), any prnovnt In this nature of interim or in the natty° or s lee for this roan, which would In any web or event (Including demand, Prepayment, or necelerationl cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal mew or the taw of am Stela of Tex*. lap epplicablal. Any such excess Interest or unauthrnixed lee shell. Intuited of anything stated to the chntrory, he applied first to reduce the principal balance or this loert, end when the PrInclOol Ilse been paid In full, be refunded to Borrower, The right to accelerate maturity of sums due under this Note dose not Include the right to eroonlorate any Interest which hen not otherwise aoorued on the date of such acceleration, end Lender dust nut Intend to charge or collect any unearned Intense% in the /WOOS of acceleration. All sume paid or &wood to be paid to Lender for the use, forbearance or detention of aurne due hereunder shell. to Ins extent permitted by applicable law, be emortiod, prorated, allocated and screed throughout the full torte of the loan evidenced by tnis Note until payment In full no that the rote or amount of Interest on account of the loan evidenced hereby does not exceed the eppliceble usury ceiling. Lender may delay or forgo enforcing any of Its rights or remedies under this Note without losing them. Renewer and any other person who eigoe. guarantees Or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor. notice of Intent to etoelerate the maturity of this Note, and notice of acceleretion of the maturity of rhla Note, Upon any change in the tilfroi of this Note, and unless otherwise expressly stated In writing, no party who sign. title Note, whothsr as maker, guarantor, ecuommucletIon maker or endorsor, shell be released from liability. All ‘ugh parties agree that Lender may renew or extend (repeatedly and far any length of timel this loan or release any party or guarantor Of collateral; or impair, fail to rewire upon or perfect Lender’s oecurity Interact in the collateral without the Consent of or notice to anyOne. All such parties also agree that Lender may modify this loan without tha consent of or notice to anyone other than the party with whom the morlIflostion le mods. The obligations under this Note are Joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER: NATURALSHRIMP HOLDINGS, INC By: BILL WILLIAMS, CEO of NATURALSHRIMP HOLDINGS, INC	By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$2,000,000.00	09-13-2008	09-15-2009	7000031215	5900		239

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any items above containing “***” has been omitted due to text length limitations.

Borrower:NATURALSHRIMP HOLDINGS, INC 2068 N VALLEY MILLS DR WACO, TX 76110				Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used In this Notice, the following terms have the following meaning:

Loan. Tho term “Loan” means the following described loan: a non-ereoornputed Variable Rate Nondisclosable Single Principal Payment with periodic interest payments) Loan to a Corporation for $2.000,000,00 due on September 15, 2009. Tho reference rate (Libor Rate as published In the Well St Journal , with en Interest rate calling of 18.000%, currently 2.486%) is added to tho margin of 1.750%, reeulting in an initial rate of 4,238. This is a secured renewal of the following described inclebtedneas Thu Promissory Note in the name of NaturalShrleip Holdings, Inc. to Amarillo National Bank dated September 13, 2005.

Loan Agroemem. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

Amortization Schedule
Corporate Resolution: HIGH PLAINS CHRISTIAN MINISTRIES FOUNDATION
Customer Information Profile: NATURALSHRIMP HOLDINGS, INC
TX Commercial Security Agreement: All Inventory, Accounts, Equipment and General Intangibles related to Grantors’ shrimp production facility in Le Costa, Texas ; owned by NATURALSHRIMP CORPORATION and NATURALSHRIMP SAN ANTONIO, LP
Agreement to Provide Insurance: All Inventory, Accounts, Equipment and General Intangibles related to Grantors’ shrimp production facility In La Coste, Texas ; owned by NATURALSHRIMP CORPORATION and NATURALSHRIMP SAN ANTONIO, LP
ANB Privacy Policy; NATURALSHRIMP HOLDINGS, INC

Corporate Resolution; NATURALSHRIMP HOLDINGS, INC
Resolution of Corporate Partner: NATURALSHRIMP CORPORATION
Promissory Note
TX Commercial Guaranty: HIGH PLAINS CHRISTIAN MINISTRIES FOUNDATION
TX National MCC NJ-lancing Statement {Rev. 05/22/02):  Purchase Money Security Interest in all Invent
Joint Request for Credit - Joint Request for Credit
Errors and Omissions - Errors and Omissions/Compliance Agreement
Dietrureornent Request and Authorization
Notice of Final Agreement
Amarillo National Rene Leen (vierriorendum
AND Privacy Policy: NATURALSHRIMP CORPORATION
ANB Privacy Policy; NATURALSHRIMP SAN ANTONIO, LP

Pertiea. The term “Parties” means AMARILLO NATIONAL BANK and any and all entitles or individuals who are Obligated to repay the loan or have pledged property as security for the Loan, Including without limitation the following:

Borrower: NATURALSHRIMP HOLDINGS, INC
Grantor(e): NATURALSHRIMP CORPORATION; and NATURALSHRIMP SAN ANTONIO, LP
Guarantor 1: HIGH PLAINS CHRISTIAN MINISTRIES FOUNDATION

This Notice of Final Agreement Is Oven by AMARILLO NATIONAL BANK pursuant to Section 26.02 of the Texas Business and Commerce Coda. Each Party who signs below, other than AMARILLO NATIONAL BANK, acknowledges, represents, and warrants to AMARILLO NATIONAL BANK that it has received, reed end understood this Notice of Final Agreement. This Notice Is dated September ‘13, 2008.

BORROWER: NATURALSHRIMP HOLDINGS, INC By: BILL WILLIAMS, CEO of NATURALSHRIMP HOLDINGS, INC	By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

ANB PRIVACY POLICY
Borrower:NATURALSHRIMP CORPORATION 2068 N VALLEY MILLS DR WACO, TX 76110	Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Our Privacy Commitment to You

We recognize the trust you have pieced in us to keep your Information secure and confidential. Keoping your Information secure Is one of our most important responsibilities. We want you to understand what information we collect and how we use it.

In order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain customer information. We consider all public and nonpublic personal Information we gather about you as “private personal information”,

Our Security Procedures

We take steps to safeguard customer information. Our policy Is to restrict access to your private personal account Information to those employee* who need to know that information to provide product* or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your private peisonel information,

What Information We Collect:

Wo collect and use various typos of Information to service your accounts, save you time and money and better understand your needs. Customer information we collect is categorized into the following types:

●	Information you provide to us on applications or other loan and account forms, such as your name, address and social security number.

●	Information we receive from a consumer-reporting agency, such as information regarding your credit worthiness or credit history. as authorized,

●
Information about your transactions and account experience. such as your account balance. payment history, or information about our communication with you, such as a request for a copy of a chock and our response.

What Information We Disclose:

We do not difiClosn any private personal information about you to anyone, except as permitted or required by law. Wo are permitted under law to disclose nonpublic personal information about you to other third parties In certain circumstances, For example, we may disclose nonpublic personal Information about you to third parties to assist us in servicing your loon or account with us, to government entities in response to subpoenas, end to credit bureaus. We may also disclose information described above to financial Institutions with which we have agreements to endorse or sponsor a financial service.

Notify Us of Inaccurate information Wo Report To Consumer Reporting Agencies. Please notify us If we report any inaccurate information about your accountis) to a consumer reporting agency, Your written notice describing the specific Inaccuracy(les) should be sent to us at the following address: AMARILLO NATIONAL BANK PO BOX 1 AMARILLO, TX 79105.

I acknowledge receipt of Lender’s Privacy Policy.

NATURALSHRIMP CORPORATION By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

Borrower:NATURALSHRIMP HOLDINGS, INC 2068 N VALLEY MILLS DR WACO, TX 76110	Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Our Privacy Commitment to You

We recognize the trust you have pieced in us to keep your Information secure and confidential. Keoping your Information secure Is one of our most important responsibilities. We want you to understand what information we collect and how we use it.

In order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain customer information. We consider all public and nonpublic personal Information we gather about you as “private personal information”,

Our Security Procedures

We take steps to safeguard customer information. Our policy Is to restrict access to your private personal account Information to those employee* who need to know that information to provide product* or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your private peisonel information,

What Information We Collect:

Wo collect and use various typos of Information to service your accounts, save you time and money and better understand your needs. Customer information we collect is categorized into the following types:

●	Information you provide to us on applications or other loan and account forms, such as your name, address and social security number.

●	Information we receive from a consumer-reporting agency, such as information regarding your credit worthiness or credit history. as authorized,

●
Information about your transactions and account experience. such as your account balance. payment history, or information about our communication with you, such as a request for a copy of a chock and our response.

What Information We Disclose:

We do not difiClosn any private personal information about you to anyone, except as permitted or required by law. Wo are permitted under law to disclose nonpublic personal information about you to other third parties In certain circumstances, For example, we may disclose nonpublic personal Information about you to third parties to assist us in servicing your loon or account with us, to government entities in response to subpoenas, end to credit bureaus. We may also disclose information described above to financial Institutions with which we have agreements to endorse or sponsor a financial service.

Notify Us of Inaccurate information Wo Report To Consumer Reporting Agencies. Please notify us If we report any inaccurate information about your accountis) to a consumer reporting agency, Your written notice describing the specific Inaccuracy(les) should be sent to us at the following address: AMARILLO NATIONAL BANK PO BOX 1 AMARILLO, TX 79105.

I acknowledge receipt of Lender’s Privacy Policy.

NATURALSHRIMP HOLDINGS, INC By: BILL WILLIAMS, CEO of NATURALSHRIMP HOLDINGS, INC	By: GERALD EASERLING, President of NATURALSHRIMP HOLDINGS, INC

Borrower:NATURALSHRIMP SAN ANTONIO, LP 2068 N VALLEY MILLS DR WACO, TX 76110	Lender:AMARILLO NATIONAL BANK COMMERCIAL LOANS P.O. Box 1 Amarillo, TX 79105

Our Privacy Commitment to You

We recognize the trust you have pieced in us to keep your Information secure and confidential. Keoping your Information secure Is one of our most important responsibilities. We want you to understand what information we collect and how we use it.

In order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain customer information. We consider all public and nonpublic personal Information we gather about you as “private personal information”,

Our Security Procedures

We take steps to safeguard customer information. Our policy Is to restrict access to your private personal account Information to those employee* who need to know that information to provide product* or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your private peisonel information,

What Information We Collect:

Wo collect and use various typos of Information to service your accounts, save you time and money and better understand your needs. Customer information we collect is categorized into the following types:

●	Information you provide to us on applications or other loan and account forms, such as your name, address and social security number.

●	Information we receive from a consumer-reporting agency, such as information regarding your credit worthiness or credit history. as authorized,

●
Information about your transactions and account experience. such as your account balance. payment history, or information about our communication with you, such as a request for a copy of a chock and our response.

What Information We Disclose:

We do not difiClosn any private personal information about you to anyone, except as permitted or required by law. Wo are permitted under law to disclose nonpublic personal information about you to other third parties In certain circumstances, For example, we may disclose nonpublic personal Information about you to third parties to assist us in servicing your loon or account with us, to government entities in response to subpoenas, end to credit bureaus. We may also disclose information described above to financial Institutions with which we have agreements to endorse or sponsor a financial service.

Notify Us of Inaccurate information Wo Report To Consumer Reporting Agencies. Please notify us If we report any inaccurate information about your accountis) to a consumer reporting agency, Your written notice describing the specific Inaccuracy(les) should be sent to us at the following address: AMARILLO NATIONAL BANK PO BOX 1 AMARILLO, TX 79105.

I acknowledge receipt of Lender’s Privacy Policy.

NATURALSHRIMP SAN ANTONIO, LP NATURALSHRIMP CORPORATION, General Partner of NATURALSHRIMP SAN ANTONIO, LP By: GERALD EASERLING, President of Date NATURALSHRIMP HOLDINGS, INC